UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 5, 2023

TREASURE GLOBAL INC

(Exact name of registrant as specified in its charter)

Delaware	001-41476	36-4965082
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

276 5th Avenue, Suite 704 #739 New York, New York	10001
(Address of registrant’s principal executive office)	(Zip code)

+6012 643 7688

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	TGL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Treasure Global Inc (the “Company”) entered into an agreement (the “Agreement”) with YA II PN, Ltd, a Cayman Islands exempt limited partnership (“YA”), on October 10, 2023, effective as of October 5, 2023, in which:

●	On October 6, 2023, the Company made a payment to the Investor that consisted of the (i) initial Trigger Payment in the amount of $1,000,000 and (ii) an additional payment in the amount of $500,000 (of which $467,289.72 was applied towards principal and $32,710.28 towards the Redemption Premium of 7%).

●	YA agreed that, except as set forth below, beginning on October 5, 2023 and ending on November 18, 2023, it shall not sell any shares of common stock of the Company at a price per share less than $1.00. The limitation agreed by YA shall not apply (i) at any time upon the occurrence and during the continuance of an Event of Default or (ii) upon the prior written consent of the Issuer.

●	YA agreed that any subsequent monthly payments that may become due pursuant to Section 2(a) of the Convertible Debentures based on the Trigger Event shall be deferred until November 28, 2023, and continuing on the same day of each successive calendar month thereafter until the Convertible Debentures are paid in full, unless such payment obligation has ceased in accordance with Section 2(a) of the Convertible Debentures.

Section 2(a) of the Convertible Debentures provide that the obligation to make payments as a result of the Trigger Event ceases when the daily VWAP is greater than the Floor Price for a period of 5 of 7 consecutive trading days in the event of a Floor Price Trigger (as defined below) unless a new Trigger Event occurs.

“Floor Price Trigger” shall mean the daily VWAP is less than the $0.25 during a period of any 5 of 7 consecutive trading days.

The foregoing description of the Agreement is not intended to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein. Capitalized terms used and not otherwise defined herein shall have the meanings given to them in either the Securities Purchase Agreement dated as of September 28, 2023, between the Company and YA, a copy of which is filed hereto as Exhibit 10.2 and incorporated by reference herein, or the two unsecured convertible debentures issued by the Company to YA (the “Convertible Debentures”), a copy of the form is filed hereto as Exhibit 10.3 and incorporated by reference herein.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Agreement dated as of October 5, 2023, by and between the Company and YA II PN, Ltd
10.2*	Common Stock Securities Purchase Agreement dated February 28, 2023, between the Registrant and YA II PN Ltd
10.3*	Form of Convertible Promissory Note issued pursuant to the Securities Purchase Agreement
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

*	Incorporated by reference to the Registrant’s Registration Statement on Form S-1 (File No. 333-271872), originally filed on May 12, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 12, 2023	TREASURE GLOBAL INC.

	By:	/s/ Chong Chan “Sam” Teo
	Name:	Chong Chan “Sam” Teo
	Title:	Chief Executive Officer

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